SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2012
SHORT-TERM INVESTMENTS [Abstract]
SHORT-TERM INVESTMENTS
5.	SHORT-TERM INVESTMENTS

Short-term investments consist of various fixed-income financial products purchased from Chinese banks and trusts and are classified as held-to-maturity securities and carried at amortized costs. The maturity dates range from 38 days to less than one year, with interest rates ranging from 3.8% to 4.0%. The held-to-maturity securities are not allowed to be redeemed early before its maturity. The repayment of these financial products is guaranteed by the issuing bank. The carrying amount of the held-to-maturity securities of $44,622 approximated their fair values due to its credit ratings and its short-term nature, all of which have a maturity date within one-year.